UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2008

LEUCADIA NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-5721 13-2615557

(Commission File Number) (IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010

(Address of Principal Executive Offices) (Zip Code)

212-460-1900

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 21, 2008, Leucadia National Corporation (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3, dated as of August 24, 2007, with the Securities and Exchange Commission. In accordance with the requirements of Form 8-K, the Company is filing this Form 8-K to disclose that the prospectus supplement included the information set forth on Exhibit 99.1 hereto with respect to the Company’s results of operations for the quarter ended March 31, 2008.

Item 9.01 Financial Statements and Exhibits.

(d)       99.1     Supplemental Information contained in the Prospectus Supplement dated April 21, 2008 of Leucadia National Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2008

LEUCADIA NATIONAL CORPORATION

/s/ Barbara L. Lowenthal
Name:	Barbara L. Lowenthal
Title: Vice President

Exhibit Index

99.1     Supplemental Information contained in the Prospectus Supplement dated April 21, 2008 of Leucadia National Corporation.